Exhibit 10.34

GUARANTY AGREEMENT
[TENANT IMPROVEMENTS AND LEASING COMMISSIONS]

This GUARANTY AGREEMENT (this “Guaranty”) is made as of November 15, 2006, by GRIFFIN LAND & NURSERIES, INC., a Delaware corporation (“Guarantor”), in favor of FIRST SUNAMERICA LIFE INSURANCE COMPANY, a New York corporation (“Lender”).

1.                                       Loan and Note.  This Guaranty is executed in connection with a $20,983,087.99 loan (“Loan”) made by Lender to Tradeport Development II, LLC, a Connecticut limited liability company (“Borrower”).  The Loan is (a) evidenced by an Amended and Restated Promissory Note of even date herewith in the original principal amount of the Loan (“Note”), and (b) secured by, among other things, an Amended and Restated Mortgage Deed, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Borrower for the benefit of Lender (“Mortgage,” and, together with the Note and all other documents executed by Borrower evidencing and/or securing the Loan, “Loan Documents”) covering certain real property commonly known as 75 International Drive, 754 Rainbow Road and 758 Rainbow Road, Windsor, Connecticut, and more particularly described in the Mortgage (the “Property”).  All capitalized terms used herein without definition shall have the meanings given to such terms in the Mortgage.

2.                                       Purpose and Consideration.  The execution and delivery of this Guaranty by Guarantor is a condition to Lender’s willingness to make the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Documents.  Guarantor has a significant ownership interest in Borrower, and, accordingly, acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Loan to Borrower.

3.                                       Guaranty.

(a)                                  Guarantor hereby guarantees absolutely, primarily, and irrevocably, payment and performance of all obligations of Borrower prior to delinquency for construction work, tenant improvements and leasing commissions in connection with the leasing of a portion of the Property to FedEx Ground Package System, Inc., free and clear of any and all liens, charges, security interests and claims of any kind and nature whatsoever other than the lien of the Mortgage (collectively, the “Obligations”).  Guarantor agrees that this is a guaranty of payment and performance, and not of collection.  Without limiting the foregoing, Guarantor acknowledges that the Obligations include approximately $323,000.00 of construction costs due on or around November 30, 2006, approximately $64,000.00 of construction retainage due on or around December 31, 2006 and approximately $65,000.00 of leasing commissions due on or around December 1, 2006.

(b)                                 The failure of Guarantor to timely fulfill the Obligations as set forth herein shall constitute an Event of Default hereunder, and Guarantor shall be liable to Lender hereunder, jointly and severally, for the cost to pay and/or complete the Obligations.  The failure of Guarantor to timely fulfill the Obligations as set forth herein shall also constitute an Event of Default under Section 6.3 of the Mortgage.

4.                                       Guaranty is Independent and Absolute.  The obligations of Guarantor hereunder are independent of the obligations of Borrower and of any other person who may become liable with respect to the Obligations.  Guarantor is jointly and severally liable with Borrower and with any other guarantor for the full and timely payment and performance of all of the Obligations.  Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor (or any other guarantor), whether or not any action is brought against Borrower, any other guarantor or any other person for any Obligations guaranteed hereby and whether or not Borrower, any other guarantor or any other persons are joined in any action against Guarantor.  Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner.  All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Borrower in respect of, the Obligations.

5.                                       Authorizations to Lender.  Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Note, including increasing the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender’s discretion, may determine; (d) to proceed against Borrower, Guarantor or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Borrower, any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Guarantor, or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

6.                                       Application of Payments Received by Lender.  Any sums of money Lender receives from or for the account of Borrower may be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender’s discretion deems appropriate; provided, however, if Lender receives any amounts from Guarantor in response to Lender’s demand for payment of any of the Obligations, the Obligations will be deemed to have been reduced (or eliminated, as the case may be, but subject to Section 15 below) by the amount paid by Guarantor, regardless of how Lender applies such Funds.

7.                                       Waivers by Guarantor.  In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Guarantor, Guarantor hereby waives (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon Borrower; (d) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower, any right to participate in any security now or hereafter held by Lender and any right to reimbursement from the Borrower for amounts paid to Lender by Guarantor until all of the Secured Obligations (as defined in the Mortgage) have been satisfied; (h) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Guarantor hereunder; (k) any right to plead or assert any election of remedies by Lender; and (l) any other defenses available to a surety under applicable law.

8.                                       Subordination by Guarantor.  Guarantor hereby agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents.  At any time during which a Default or Event of Default shall exist, Guarantor shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Guarantor.

9.                                       Bankruptcy Reimbursements.  Guarantor hereby agrees that if all or any part of the Obligations paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts of such Obligations so recovered from Lender, together with interest thereon at the default rate set forth in the Note from the date such amounts are so recovered until repaid in full to Lender, and, for this purpose, this Guaranty shall survive repayment of the Loan.

10.                                 Jurisdiction and Venue.  Guarantor hereby submits itself to the jurisdiction and venue of any federal court located in the State of Connecticut or any state court located in Hartford County, Connecticut in connection with any action or proceeding brought for enforcement of Guarantor’s obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations.  Guarantor agrees that service of process upon Guarantor shall be complete upon delivery thereof in any manner permitted by law.

11.                                 Financial Statements.  For so long as any of the Obligations remain unsatisfied, Guarantor shall furnish to Lender such financial information required to be furnished by Guarantor pursuant to Section 4.12 of the Mortgage.

12.                                 Assignability.  This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns.  This Guaranty shall follow the Note and other Loan Documents which are for the benefit of Lender, and, in the event the Note and other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Note and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

13.                                 Payment of Costs of Enforcement.  In the event any action or proceeding is brought to enforce this Guaranty, Guarantor shall pay all actual, out-of-pocket costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all attorneys’ fees incurred by Lender.

14.                                 Notices.  Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Guarantor:

Griffin Land & Nurseries, Inc.

90 Salmon Brook Street

Granby, Connecticut 06035

Attention: Mr. Frederick Danziger

If to Lender:

First SunAmerica Life Insurance Company

c/o AIG Global Investment Corp.

1 SunAmerica Center, 38th Floor

Century City

Los Angeles, California 90067-6022

Attn:  Director-Mortgage Lending and Real Estate

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 14.

15.                                 Reinstatement of Obligations.  If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

16.                                 Severability of Provisions.  If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

17.                                 Joint and Several Obligation.  If Guarantor is more than one person or entity, then (a) all persons or entities comprising Guarantor are jointly and severally liable for all of the Obligations; (b) all representations, warranties, and covenants made by Guarantor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Guarantor; (c) any breach, default or Event of Default by any of the persons or entities comprising Guarantor hereunder shall be deemed to be a breach, default, or Event of Default of Guarantor; and (d) any reference herein contained to the knowledge or awareness of Guarantor shall mean the knowledge or awareness of any of the persons or entities comprising Guarantor.

18.                                 Waiver.  Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower or Guarantor at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Guaranty.

19.                                 Certain Waivers.  GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND GUARANTOR ENTERING INTO THE LOAN.

20.                                 Applicable Law.  This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Connecticut.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

GRIFFIN LAND & NURSERIES, INC., a Delaware corporation

By:	/S/ Anthony Galici
Name:	Anthony Galici
Title:	Vice President